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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 19, 1997
                                                 -------------------------------

                            IXC Communications, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware               0-20803               74-2644120
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     (State or other         (Commission           (I.R.S. Employer
      jurisdiction           File Number)         Identification No.)
    of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        In a press release dated December 19, 1997, IXC Communications, Inc. (the "Company") announced the execution of a Stock Acquisition Agreement and Plan of Merger (the "Agreement") which provides for the merger (the "Merger") of a second tier, wholly owned subsidiary of the Company, with and into Network Long Distance, Inc. ("NLD"). The Agreement provides that at the closing of the Merger, each outstanding share of NLD's common stock will be converted into the right to receive 0.2998 shares of the Company's common stock, and each option to acquire shares of NLD's common stock (a "NLD Option") will be converted into the right to receive an option to acquire shares of the Company's common stock equal to the number of shares of stock subject to purchase under the NLD Option times 0.2998.

        Numerous representations, warranties, and covenants by the parties are set forth in the Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference.

        A copy of the press release is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS

         2.1 Stock Acquisition Agreement and Plan of Merger by and among IXC Communications, Inc., IXC Long Distance, Inc., Pisces Acquisition Corp., and Network Long Distance, Inc. dated as of December, 19, 1997.

        99.1    Press Release dated December 19, 1997


                                       2.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: December 19, 1997

                                       IXC Communications, Inc.



                                       By:   /s/ JEFFREY L. SMITH
                                          --------------------------------------
                                                 Jeffrey L. Smith
                                                 Senior Vice President,
                                                 General Counsel and Secretary


                                       3.

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                                  EXHIBIT INDEX


Exhibit
Number               Description
-------              -----------

  2.1 Stock Acquisition Agreement and Plan of Merger by and among IXC Communications, Inc., IXC Long Distance, Inc., Pisces Acquisition Corp., and Network Long Distance, Inc. dated as of December, 19, 1997.

 99.1                Press Release dated December 19, 1997


                                       4.